Exhibit 3.43

PARTNERSHIP ACT

AMENDMENT TO DECLARATION OF PARTNERSHIP

REGISTRATION NO.:	PT11985819

NAME OF PARTNERSHIP:	AECO GAS STORAGE PARTNERSHIP

WE, the persons named as partners in the Declaration, HEREBY DECLARE:

1.                                       THAT we are carrying on business as partners in AECO Gas Storage Partnership, an Alberta general partnership in the business of offering natural gas storage facilities in Alberta and matters incidental or ancillary thereto (the “Partnership”).

2.                                       THAT a declaration under the Partnership Act (Alberta) (the “Declaration”) has been filed in respect of the Partnership, and the declaration was most recently amended on July 13, 2006.

3.                                       THAT subsequent to the filing of the latest amendment to the Declaration, the following changes occurred in the Partnership:

(a)                                  NISKA GAS STORAGE CANADA ULC and 1241305 ALBERTA ULC were amalgamated on July 13, 2006 and continue as one corporation under the name NISKA GAS STORAGE CANADA ULC.

4.                                       THAT NISKA GP ALBERTA ULC whose address is 4500, 855 2nd Street S.W., Calgary Alberta, T2P 4K7 and NISKA GAS STORAGE CANADA ULC whose address is 4500, 855 2nd Street S.W., Calgary, Alberta, T2P 4K7 are currently the sole partners of the Partnership.

5.                                       THAT unless otherwise indicated, the Declaration, as previously amended, is hereby ratified and confirmed.

Dated the 13th day of July, 2006.

NISKA GP ALBERTA ULC

Per:	/s/ Andrew Ward
Andrew Ward, Authorized Signatory

NISKA GAS STORAGE CANADA ULC

Per:	/s/ Andrew Ward
Andrew Ward, Authorized Signatory

PARTNERSHIP ACT

AMENDMENT TO DECLARATION OF PARTNERSHIP

REGISTRATION NO.:	PT11985819

NAME OF PARTNERSHIP:	AECO GAS STORAGE PARTNERSHIP

WE, the persons named as partners in the Declaration, HEREBY DECLARE:

1.                                       THAT we are carrying on business as partners in AECO Gas Storage Partnership, an Alberta general partnership in the business of offering natural gas storage facilities in Alberta and matters incidental or ancillary thereto (the “Partnership”).

2.                                       THAT a declaration under the Partnership Act (Alberta) (the “Declaration”) has been filed in respect of the Partnership, and the declaration was most recently amended on July 13, 2006.

3.                                       THAT subsequent to the filing of the latest amendment to the Declaration, the following changes occurred in the Partnership:

(a)                                  NISKA GAS STORAGE CANADA ULC, a corporation continuing following the amalgamation of AECO GAS STORAGE ULC and NISKA GAS STOREAGE CANADA ULC ceased to be a partner of the partnership at 12:02 a.m. on July 13, 2006.

(b)                                 NISKA GP ALBERTA ULC became a partner of the Partnership at 12:02 a.m. on July 13, 2006.

4.                                       THAT 1241305 ALBERTA ULC whose address is 4500, 855 2nd Street S.W., Calgary, Alberta, TP 4K7 and NISKA GP ALBERTA ULC whose address is 4500, 855 2nd Street S.W., Calgary, Alberta, T2P 4K7 are currently the sole partners of the Partnership.

5.                                       THAT unless otherwise indicated, the Declaration, as previously amended, is hereby ratified and confirmed.

Dated the 13th day of July, 2006.

NISKA GP ALBERTA ULC

Per:	/s/ Andrew Ward
Andrew Ward, Authorized Signatory

1241305 ALBERTA ULC

Per:	/s/ Andrew Ward
Andrew Ward, Authorized Signatory

NISKA GAS STORAGE CANADA ULC

Per:	/s/ Andrew Ward
Andrew Ward, Authorized Signatory

PARTNERSHIP ACT

AMENDMENT TO DECLARATION OF PARTNERSHIP

REGISTRATION NO.:	PT11985819

NAME OF PARTNERSHIP:	AECO GAS STORAGE PARTNERSHIP

WE, the persons named as partners in the Declaration, HEREBY DECLARE:

1.                                       THAT we are carrying on business as partners in AECO Gas Storage Partnership, an Alberta general partnership in the business of offering natural gas storage facilities in Alberta and matters incidental or ancillary thereto (the “Partnership”).

2.                                       THAT a declaration under the Partnership Act (Alberta) (the “Declaration”) has been filed in respect of the Partnership, and the declaration was most recently amended on May 12, 2006.

3.                                       THAT subsequent to the filing of the latest amendment to the Declaration, the following changes occurred in the Partnership:

(a)                                  NISKA GAS STORAGE CANADA ULC ceased to be a partner of the Partnership at 12:01 a.m. on July 13, 2006.

(b)                                 1241305 ALBERTA ULC became a partner of the Partnership at 12:01 a.m. on July 13, 2006.

4.                                       THAT 1241305 ALBERTA ULC whose address is 4500, 855 2nd Street S.W., Calgary Alberta, T2P 4K7 and AECO GAS STORAGE ULC whose address is 4500, 855 2nd Street S.W., Calgary, Alberta, T2P 4K7 are currently the sole partners of the Partnership.

5.                                       THAT unless otherwise indicated, the Declaration, as previously amended, is hereby ratified and confirmed.

Dated the 13 day of July, 2006.

AECO GAS STORAGE ULC

Per:	/s/ Andrew Ward
Andrew Ward, Authorized Signatory

1241305 ALBERTA ULC

Per:	/s/ Andrew Ward
Andrew Ward, Authorized Signatory

NISKA GAS STORAGE CANADA ULC

Per:	/s/ Andrew Ward
Andrew Ward, Authorized Signatory

PARTNERSHIP ACT

AMENDMENT TO DECLARATION OF PARTNERSHIP

REGISTRATION NO.:	PT11985819

NAME OF PARTNERSHIP:	AECO GAS STORAGE PARTNERSHIP

WE, the persons named as partners in the Declaration, HEREBY DECLARE:

1.                                       THAT we are carrying on business as partners in AECO Gas Storage Partnership, an Alberta general partnership in the business of offering natural gas storage facilities in Alberta and matters incidental or ancillary thereto (the “Partnership”).

2.                                       THAT a declaration under the Partnership Act (Alberta) (the “Declaration”) has been filed in respect of the Partnership, and the declaration was most recently amended on  July 13, 2006.

3.                                       THAT subsequent to the filing of the latest amendment to the Declaration, the following changes occurred in the Partnership:

(a)                                  AECO GAS STORAGE ULC and NISKA GAS STORAGE CANADA ULC were amalgamated on July 13, 2006 and continue as one corporation under the name NISKA GAS STORAGE CANADA ULC.

4.                                       THAT 1241305 ALBERTA ULC whose address is 4500, 855 2nd Street S.W., Calgary Alberta, T2P 4K7 and NISKA GAS STORAGE CANADA ULC whose address is 4500, 855 2nd Street S.W., Calgary, Alberta, T2P 4K7 are currently the sole partners of the Partnership.

5.                                       THAT unless otherwise indicated, the Declaration, as previously amended, is hereby ratified and confirmed.

Dated the 13th day of July, 2006.

1241305 ALBERT ULC

Per:	/s/ Andrew Ward
Andrew Ward, Authorized Signatory

NISKA GAS STORAGE CANADA ULC

Per:	/s/ Andrew Ward
Andrew Ward, Authorized Signatory

PARTNERSHIP ACT

AMENDMENT TO DECLARATION OF PARTNERSHIP

REGISTRATION NO.:	PT11985819

NAME OF PARTNERSHIP:	AECO GAS STORAGE PARTNERSHIP

WE, the persons named as partners in the Declaration, HEREBY DECLARE:

1.                                       THAT we are carrying on business as partners in AECO Gas Storage Partnership, an Alberta general partnership in the business of offering natural gas storage facilities in Alberta and matters incidental or ancillary thereto (the “Partnership”).

2.                                       THAT a declaration under the Partnership Act (Alberta) (the “Declaration”) has been filed in respect of the Partnership, and the declaration was most recently amended on May 9, 2006.

3.                                       THAT subsequent to the filing of the latest amendment to the Declaration, the following changes occurred in the Partnership:

(a)           1140102 ALBERTA LTD. ceased to be a partner of the Partnership at 8:00 a.m. on May 12, 2006.

(b)           NISKA GAS STORAGE CANADA ULC became a partner of the Partnership at 8:00 a.m. on May 12, 2006.

4.                                       THAT NISKA GAS STORAGE CANADA ULC whose address is 4500, 855 2nd Street S.W., Calgary Alberta, T2P 4K7 and AECO GAS STORAGE ULC whose address is 4500, 855 2nd Street S.W., Calgary, Alberta, T2P 4K7 are currently the sole partners of the Partnership.

5.                                       THAT unless otherwise indicated, the Declaration, as previously amended, is hereby ratified and confirmed.

Dated the 12th day of May, 2006.

AECO GAS STORAGE ULC

Per:	/s/ Andrew Ward

1140102 ALBERTA LTD.

Per:	/s/ Andrew Ward

NISKA GAS STORAGE CANADA ULC

Per:	/s/ Andrew Ward

FORM 204

PARTNERSHIP ACT

Alberta	AMENDMENT TO DECLARATION
Registries	OF PARTNERSHIP

REGISTRATION NUMBER:	PT11985819

NAME OF PARTNERSHIP:	AECO GAS STORAGE PARTNERSHIP

WE, the partners named as partners in the Declaration, HEREBY DECLARE:

1.	That the name of the partnership has been changed to:

from

.

2.	That the current partners are:

	NAME:	1140102 Alberta Ltd.

	SIGNATURE:	/s/ Rachel L. Desroches
Rachel L. Desroches, Assistant Secretary

	RESIDENT ADDRESS:	1800, 855 — 2nd Street S.W., Calgary, Alberta T2P 2S5

	NAME:	AECO Gas Storage ULC

	SIGNATURE:	/s/ Rachel L. Desroches
Rachel L. Desroches, Assistant Secretary

	RESIDENT ADDRESS:	1800, 855 — 2nd Street S.W.

3.	Do the names above reflect a change of partners and/or resident address of a partner?

	Yes ☒	No ☐

*(reflects a withdrawal of a partner and a change of name of a partner)

4.	Date of Declaration: May 8, 2006

E-10 (TS25)

AECO GAS STORAGE PARTNERSHIP

AMENDMENT TO DECLARATION OF PARTNERSHIP

WE, 1196923 ALBERTA LTD. (“Newco III”), a corporation incorporated under the Business Corporation Act (Alberta) (the “BCA”) and ENCANA CORPORATION (“EnCana”),a corporation incorporated under the Canada Business Corporations Act and 1140102 ALBERTA LTD. (“Newco IV”), a corporation incorporated under the BCA, each having an office in the City of Calgary, in the Province of Alberta, HEREBY DELCARE:

1.                                       THAT we are carrying on business as partners in AECO Gas Storage Partnership, an Alberta general partnership in the business of offering natural gas storage facilities in Alberta and matters incidental or ancillary thereto (the “Partnership”).

2.                                       THAT a declaration under the Partnership Act (Alberta”) (the “Declaration”) has been filed in respect of the Partnership, and the declaration was most recently amended at 12:00 a.m. on October 18, 2005.

3.                                       THAT subsequent to the filing of the latest amendment to the Declaration, the following changes occurred in the Partnership:

(a)                                  EnCana Heritage Lands (its partners being EnCana, CS Resources Holdings Ltd. and EnCana Midstream & Marketing (Holdings) Inc.) ceased to be a partner of the Partnership at 12:01 a.m. on October 18, 2005.

(b)                                 Newco IV became a partner of the Partnership at 12:01 a.m. on October 18, 2005.

4.                                       THAT EnCana, Newco III and Newco IV are currently the sole members of the Partnership.

5.                                       THAT unless otherwise indicated, the Declaration, as previously amended, is hereby ratified and confirmed.

D-3 (TS23)

AECO GAS STORAGE PARTNERSHIP

AMENDMENT TO DECLARATION OF PARTNERSHIP

WE, ENCANA CORPORATION (“EnCana”), a Corporation incorporated under the Canada Business Corporation Act and 1196923 ALBERTA LTD. (“Newco III”), a corporation incorporated under the Business Corporations Act (Alberta) and ENCANA HERITAGE LANDS (“ECHL”), a general partnership formed under the Partnership Act (Alberta) (the “Act”) and, each having an office in the City of Calgary, in the Province of Alberta, HEREBY DELCARE:

1.                                       THAT we are carrying on business as partners in AECO Gas Storage Partnership, an Alberta general partnership in the business of offering natural gas storage facilities in Alberta and matters incidental or ancillary thereto (the “Partnership”).

2.                                       THAT a declaration under the Act (the “Declaration”) has been filed in respect of the Partnership, and the declaration was most recently amended as of  October 15, 2005.

3.                                       THAT subsequent to the filing of the latest Declaration, the following changes occurred in the Partnership:

(a)                                  EnCana Midstream & Marketing, a partner of the Partnership; dissolved at 11:59 p.m. on October 17, 2005;

(b)                                 Upon the dissolution, ECHL and EnCana acquired the interests in the Partnership of EMM; and

(c)                                  ECHL became a partner of the Partnership at 12:00 a.m. on October 18, 2005.

4.                                       THAT EnCana, Newco III and ECHL (its partners being EnCana, CS Resources Holdings Ltd. And EnCana Midstream & Marketing (Holdings) Inc.) are currently the sole members of the Partnership.

B-39 (TS13)

AECO GAS STORAGE PARTNERSHIP

AMENDMENT TO DECLARATION OF PARTNERSHIP

WE, ENCANA CORPORATION (“EnCana”), a Corporation incorporated under the Canada Business Corporation Act, 1196923 ALBERTA LTD. (“Newco III”), a corporation incorporated under the Business Corporations Act (Alberta) and ENCANA MIDSTREAM & MARKETING (“EMM”), a general partnership formed under the Partnership Act (Alberta) (the “Act”) and, each having an office in the City of Calgary, in the Province of Alberta, HEREBY DELCARE:

1.                                       THAT we are carrying on business as partners in AECO Gas Storage Partnership, an Alberta general partnership in the business of offering natural gas storage facilities in Alberta and matters incidental or ancillary thereto (the “Partnership”).

2.                                       THAT a declaration of partnership under the Act (the “Declaration”) has been filed in respect of the formation of the Partnership on October 14, 2005.

3.                                       THAT subsequent to the filing of the latest Declaration, the following change has occurred in the Partnership:

(a)                                  EMM became a partner of the Partnership at 11:59 p.m. on October 15, 2005.

4.                                       THAT EnCana, Newco III and EMM (its partners being EnCana and EnCana Midstream & Marketing Holdings (Holdings) Inc.) are currently the sole members of the Partnership.